UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2012

ON ASSIGNMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26745 Malibu Hills Road
 Calabasas, CA 91301
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (818) 878-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2012, On Assignment, Inc., a Delaware corporation (the “Company”), entered into an Agreement of Merger (the “Merger Agreement”) with Apex Systems, Inc., a Virginia corporation (“Apex”), OA Acquisition Corp., a Virginia corporation (“Merger Sub”), and Jeffrey E. Veatch as the Shareholder Representative.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions therein, Merger Sub will merge with and into Apex (the “Merger”), with Apex continuing as the surviving entity.  As a result of the Merger, Apex will become a wholly-owned subsidiary of the Company.  Under the Merger Agreement, Apex shareholders may elect to receive consideration consisting of shares of Company common stock or a combination of cash and shares of Company common stock in exchange for their shares of Apex common stock, subject to certain proration features.  The aggregate consideration to be received by Apex shareholders is $217,000,000 of Company common stock and $383,000,000 in cash, subject to adjustment in certain circumstances.

The obligation of the Company and Merger Sub to consummate the Merger is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including the approval by the Company’s shareholders of the issuance of common stock to Apex shareholders in the Merger, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of proceeds by the Company of debt financing pursuant to a debt commitment letter from Wells Fargo Bank, National Association, Bank of America, N.A., and Deutsche Bank Trust Company Americas, and other customary closing conditions.

The Merger Agreement contains representations, warranties and covenants of the parties and indemnification provisions customary for a transaction of this type.  The Merger Agreement contains certain termination rights for both the Company and Apex, including, among others, if the Merger is not consummated on or before July 18, 2012. Upon termination of the Merger Agreement under certain specified circumstances, the Company has agreed to pay Apex a termination fee of $21,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. The Company’s shareholders and other investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Apex, Merger Sub or any of their respective subsidiaries or affiliates.

Additional Information and Where to Find It

In connection with the transaction, On Assignment will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, ON ASSIGNMENT’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. On Assignment’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. On Assignment’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to On Assignment, Inc., Attn: Investor Relations, 26745 Malibu Hills Road, Calabasas, California 91301, telephone: (818) 878-3136, or from the investor relations section of the company’s website, http://www.onassignment.com.

On Assignment, Apex Systems and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding On Assignment’s directors and executive officers is available in On Assignment’s notice of annual meeting and proxy statement for its most recent annual meeting and On Assignment’s Annual Report on Form 10-K for the year ended December 31, 2011, which were filed with the SEC on April 27, 2011 and March 14, 2012, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished pursuant to Item 1.01:

2.1*   Agreement of Merger, dated as of March 20, 2012, by and among On Assignment, Inc., Apex Systems, Inc., OA Acquisition Corp. and Jeffrey E. Veatch, as the Shareholder Representative.

*
Exhibits to the Agreement of Merger are omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON ASSIGNMENT, INC.
Date: March 26, 2012	By:	/s/James L. Brill
James L. Brill Sr. Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1*	Agreement of Merger, dated as of March 20, 2012, by and among On Assignment, Inc., Apex Systems, Inc., OA Acquisition Corp. and Jeffrey E. Veatch, as the Shareholder Representative.
_______________
*
Exhibits to the Agreement of Merger are omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.